SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2013

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35996	27-1488943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr., San Diego, CA 92121	92121
(Address of principal executive offices)	(Zip Code)

(858) 550-9994

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Organovo Holdings, Inc. (the “Company”) held on August 21, 2013, the Company’s stockholders approved an amendment to the 2012 Equity Incentive Plan to increase the number of shares of common stock issuable under the Plan by 5,000,000 shares (the “Amendment”). A copy of the Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on August 21, 2013. Of the 64,951,014 shares of the Company’s common stock outstanding as of the record date, 42,843,440 shares were represented at the Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 12, 2013. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1) Election of Directors. The Company’s stockholders elected Tamar Howson and Richard Heyman, Ph.D. as Class II directors to hold office until the 2016 Annual Meeting of Stockholders and until their respective successors are elected and qualified as follows:

Director	For	Against	Withheld	Broker Non-Votes
Tamar Howson	17,068,468	0	65,988	25,708,984
Richard Heyman, Ph.D.	17,045,244	0	89,212	25,708,984

(2) Ratification of Auditors. The Company’s stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014 as follows:

For	Against	Abstain
42,479,349	147,343	216,748

(3) Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement as follows:

For	Against	Withheld	Broker Non-Votes
16,721,904	191,371	221,181	25,708,984

(4) Frequency of Executive Compensation Vote. The Company’s stockholders, on a non-binding, advisory basis, selected three (3) years as the frequency of the advisory vote on the compensation of the Company’s named executive officers as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
8,016,740	324,076	6,246,369	2,547,271	25,708,984

(5) Plan Amendment. The Company’s stockholders approved an amendment to the 2012 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock issuable under the Plan by 5,000,000 shares as follows:

For	Against	Withheld	Broker Non-Votes
15,802,852	1,149,491	182,113	25,708,984

No other items were presented for stockholder approval at the Annual Meeting.

Following the Annual Meeting, the Company’s Board of Directors and Compensation Committee met to discuss the frequency of the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board of Directors and Compensation Committee considered the voting results from the Annual Meeting. They also considered the reasons for recommending an annual frequency to the Company’s stockholders as described in the definitive proxy statement for the Annual Meeting. Following this analysis and discussion, the Company’s Board of Directors, with the recommendation of the Compensation Committee, determined that it was in the best interests of the Company and its stockholders to hold an annual non-binding, advisory vote on the compensation of the Company’s named executive officers.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment to 2012 Equity Incentive Plan, dated August 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: August 23, 2013	By:	/s/ Barry Michaels
	Name:	Barry Michaels
	Title:	Chief Financial Officer